STANDARD COMMERCIAL CORPORATION                                     Exhibit 21.1

SUBSIDIARIES AND AFFILIATES at March 31, 2002

                                                                                                State or Country
         Name of Company                                                                        of Organization
         ---------------                                                                        ---------------
         Standard Commercial Corporation                                                         North Carolina
           Standard Commercial Tobacco Co. Inc.                                                  North Carolina
              W. A. Adams Company                                                                North Carolina
              Transcatab SpA                                                                     Italy
              Exportadora de Tobaco de Honduras S.A. de C.V.                                     Honduras
              Carolina Trading Corporation                                                       North Carolina
              CRES Tobacco Company Inc                                                           North Carolina
              CRES Neva Co. Ltd.                                                                 Russia
              Cres Trading                                                                       Russia
              Jas. I. Miller Tobacco Co. Ltd.                                                    Jamaica
              Tobacco Services, Inc.                                                             North Carolina
              Standard Commercial Tobacco Singapore Pte Ltd.                                     Singapore
           Standard Commercial Services Inc.                                                     North Carolina
              Stancom Tanzania (Jersey) Ltd                                                      Jersey
              Stancom Tobacco Services Ltd.                                                      Tanzania
           Standard Commercial SA                                                                Switzerland
              Standard Commercial Hellas S.A.                                                    Greece
              Spierer Tutun Ihracat Sanayi Ticaret A.S.                                          Turkey
           Standard Commercial Tobacco Company of Canada Ltd.                                    Canada
           Standard Commercial Tobacco Company (UK) Ltd.                                         United Kingdom
              N.G. Fleming Ltd.                                                                  United Kingdom
              Siemssen Threshie (Malawi) Ltd.                                                    Malawi
              Stancom Tobacco Company (Malawi) Ltd.                                              Malawi
              Tobacco Processors (Lilongwe) Ltd.                                                 Malawi
              Trans-Continental Tobacco India Pvt Ltd                                            India
              Stancom Tobacco Services (Zambia)  Ltd                                             Zambia
              Stancom Tobacco Services (Mozambique) Lda.                                         Mozambique
           Standard Commercial Tobacco Services (UK) Ltd.                                        United Kingdom

STANDARD COMMERCIAL CORPORATION                                     Exhibit 21.1

SUBSIDIARIES AND AFFILIATES at March 31, 2002

                                                                                                State or Country
         Name of Company                                                                        of Organization
         ---------------                                                                        ---------------
         Standard Commercial Corporation (continued)                                             North Carolina
           Standard Commercial Tobacco Co. Inc. (continued)                                      North Carolina
              Trans-Continental Leaf Tobacco Corporation                                         Leichtenstein
                Trans-Continental Leaf Tobacco Corporation ZAO (TK Tabak)                        Russia
                Siam Tobacco Export Corporation Ltd.                                             Thailand
                Stancom Tobacco (Private) Ltd                                                    Zimbabwe
                Tobacco Processors (Zimbabwe) (Private) Ltd                                      Zimbabwe
                Adams International Ltd.                                                         Thailand
                Meridional deTabacos Ltda                                                        Brazil
                Standard Brazil Ltd                                                              Jersey
                Trans-Continental Participacoes e Empreendimentos Ltda.                          Brazil
                World Wide Tobacco Espana S.A.                                                   Spain
                Leaf Trading Company Ltd.                                                        Russia
                Stancom Tobacco (Kenya) Ltd.                                                     Kenya
                Standard Tobacco Argentina S.A.                                                  Argentina
           Werkhof GmbH                                                                          Germany
                Bela Duty Free Import-Export GmbH                                                Germany
           Standard Wool Inc.                                                                    Delaware
                Advhus Gestion Societe Civile                                                    France
              Standard Wool France S.A.                                                          France
                Peignage de la Tossee S.A.                                                       France
                Standard Wool Deutschland GmbH                                                   Germany
                  Lanimex Trading GmbH                                                           Germany
                  Prolaine Wollhandels GmbH                                                      Germany
                  Lohmann & Company Wollhandel GmbH                                              Germany
                Standard Wool South Africa (Pty.) Ltd                                            South Africa
                Standard Wool Australia (Pty.) Ltd.                                              Australia
                  Hulme Wool Scouring Co. (1938) Pty. Ltd.                                       Australia

                  Standard Wool Farming (Pty.) Ltd.                                              Australia
                  Mascot Wools (Pty.) Ltd.                                                       Australia
                  S H Allen & Sons (Pty.) Ltd.                                                   Australia
                  Standard Wool Investments (Pty) Ltd.                                           Australia
                  Independent Wool Dumpers (Pty.) Ltd.                                           Australia
                  Jandakot Wool Washing Company (Pty.) Ltd.                                      Australia
                Standard Wool Holdings S.A.                                                      Argentina
                  Standard Wool Argentina                                                        Argentina
              Standard Wool (NZ) Limited                                                         New Zealand
                De Spa & Co. Ltd.                                                                New Zealand
                Ferrier Woolscours (Canterbury) Ltd.                                             New Zealand
              Standard Wool (UK) Ltd.                                                            United Kingdom
                Jacomb Hoare (Bradford) Ltd.                                                     United Kingdom
                Thomas Chadwick & Sons Ltd.                                                      United Kingdom
                Standard Wool (Chile) S.A.                                                       Chile
                Tentler & Co. B.V.                                                               Netherlands